SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): July 1, 2000



                               SIBONEY CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



          Maryland                       1-3952                  73-0629975
    ---------------------             ------------             ---------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)



325 North Kirkwood Road, Suite 310,
P.O. Box 221029, St. Louis, Missouri                               63122
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(Address of Principal Executive Offices)                        (Zip Code)



                                 (314) 822-3163
                          -----------------------------

              (Registrant's telephone number, including area code)

 34 North Brentwood Blvd., Suite 211, P.O. Box 16184, St. Louis, Missouri 63105
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective July 1, 2000, Siboney Learning Group, the Company's wholly-owned subsidiary, completed the purchase of the publishing assets and corporate name of Teacher Support Software. The business of Teacher Support Software is described in Item 5 of the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2000. The purchase price of $650,000 was paid by delivery of $300,000 in cash at closing and delivery to seller of the promissory note of Siboney Learning Group in principal amount of $350,000, calling for fourteen (14) quarterly principal payments, without interest, of $25,000 each, and with final payment on January 31, 2004. The note obligations were guaranteed by the Company. In addition, the Company is obligated to pay Seller certain contingent payments consisting of a percentage of annual net sales in years 2001, 2002 and 2003 of the product line purchased from Teacher Support Software, assuming annual sales exceed specified minimum amounts. Funds of the Company on hand and funds obtained by utilization of the Company's existing line of credit with its principal lender were used to close this transaction.


ITEM 7.  FINANCIAL STATEMENTS

         (a)   Financial Statements of Business Acquired

         The financial statements of Teacher Support Software will be filed by amendment to this Form 8-K not later than September 13, 2000.


         (b)   Pro Forma Financial Information

         The pro forma financial information required by this item will be filed by amendment to this Form 8-K not later than September 13, 2000.

         (c)   Exhibits

         Exhibit 2 - Asset Purchase Agreement between Teacher Support Software, Inc. and Siboney Learning Group, Inc. dated June 8, 2000, filed herewith.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 25, 2000


                                            SIBONEY CORPORATION


                                            By:  /s/ Rebecca Braddock
                                                 -------------------------------
                                                 Rebecca Braddock,
                                                 Vice President

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


                                  EXHIBIT INDEX


    Exhibit No.      Description
    -----------      -----------

         2 Asset Purchase Agreement between Teacher Support Software, Inc. and Siboney Learning Group, Inc., dated June 8, 2000, with schedules, filed herewith.



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